Exhibit 99.1
Environmental Tectonics Corporation Announces Resignation of Auditor
Southampton, PA, December 4, 2007. Environmental Tectonics Corporation (AMEX:ETC) (“ETC” or the “Company”) today announced that on November 28, 2007, Grant Thornton LLP (“Grant”), the independent registered public accounting firm for the Company, resigned. In connection with its resignation, Grant advised the Audit Committee of the Company’s Board of Directors that the reason for its resignation is that information has come to Grant’s attention that has led it to no longer be able to rely on management’s representations and has made it unwilling to be associated with the financial statements prepared by management. In July 2007, the Audit Committee commenced an internal investigation after the Company was notified in June 2007 of the Department of the Navy’s counterclaims related to the Company’s claim in connection with the contract for its submarine rescue decompression project. In November 2007, the Audit Committee and its counsel informed Grant of certain results of that investigation, including that members of the Company’s management were aware in November 2006, but did not make Grant aware, that the Government’s trial attorney had expressed an intent to seek authorization to assert counterclaims against the Company in the absence of a settlement.
     The Company’s Board of Directors has commenced a search for a new independent registered public accounting firm.
     On November 20, 2007, the Company stated in its Form 8-K, Item 4.02(a) filing that the financial statements for the fiscal years ended February 28, 2003 through February 23, 2007 should no longer be relied upon. Therefore, the audit reports previously issued by Grant for the fiscal years ended February 28, 2003 through February 23, 2007 also should no longer be relied upon. Grant’s reports, as previously issued, on the Company’s financial statements for the fiscal years ended February 23, 2007 and February 24, 2006 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended February 23, 2007 and February 24, 2006 and the subsequent interim periods up through the date of Grant’s resignation (November 28, 2007), there were no disagreements with Grant on any matter of accounting principles on practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant, would have caused Grant to make reference to the subject matter of the disagreements in its report.

     The Company has requested Grant to assist in the transition to a new independent registered public accounting firm by responding fully to any inquiries of a successor accounting firm.
     ETC designs, develops, installs and maintains aircrew training systems (aeromedical, tactical combat and general), disaster management training systems and services, entertainment products, sterilizers (steam and gas), environmental testing products, hyperbaric chambers and related products for domestic and international customers.
     This press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about the Company that may cause our actual results, levels of activity, performance or achievements to be materially different from any other future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include statements with respect to ETC’s vision, mission, strategies, goals, beliefs, plans, objectives, expectations, anticipations, estimates, intentions, financial condition, results of operations, future performance and business of ETC, including but not limited to, (i) projections of revenue, costs of raw materials, income or loss, earnings or loss per share, capital expenditures, growth prospects, dividends, capital structure, other financial items and the effects of currency fluctuations, (ii) statements of plans and objectives of ETC or its management or Board of Directors, including the introduction of new products, or estimates or predictions of actions of customers, suppliers, competitors or regulatory authorities, (iii) statements of future economic performance, (iv) statements of assumptions and other statements about ETC or its business, (v) statements made about the possible outcomes of litigation involving ETC, and (vi) statements preceded by, followed by or that include the words “may”, “could”, “should”, “looking forward”, “would”, “believe”, “expect”, “anticipate”, “estimate”, “intend”, “plan”, or the negative of such terms or similar expressions. These forward-looking statements involve risks and uncertainties which are subject to change based on various important factors. Some of these risks and uncertainties, in whole or in part, are beyond ETC’s control. Factors that might cause or contribute to such a material difference include, but are not limited to, those discussed in our Securities and Exchange Commission filings and other public documents, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended February 23, 2007. Shareholders are urged to review these risks carefully prior to making an investment in the ETC’s common stock.
     The Company cautions that the foregoing list of important factors is not exclusive. ETC does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of ETC.
Contact: Duane D. Deaner, CFO          Tel: 215-355-9100 (ext. 1203)          Fax: 215-357-4000
ETC — Internet Home Page: http://www.etcusa.com